Exhibit 10.17

CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT

This CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT, dated and effective as of [      ], 2013 (this “Agreement”), is by and among OCI Wyoming Co., a Delaware corporation (the “Contributor”), OCI Resource Partners LLC, a Delaware limited liability company and the general partner (the “General Partner”) of OCI Resources LP, a Delaware limited partnership (“OCI MLP”), OCI MLP, OCI Wyoming Holding Co., a Delaware corporation (“OCI Holding”), and OCI Chemical Corporation, a Delaware corporation (“OCI Chemical”).

W I T N E S S E T H

WHEREAS, the General Partner and OCI Holding formed OCI MLP pursuant to the provisions of the Revised Uniform Limited Partnership Act as adopted and in effect in the State of Delaware (the “Act”) for the purpose of engaging in any lawful act or activity for which limited partnerships may be formed under the Act and to engage in all activities and to take whatever actions as may be incident thereto;

WHEREAS, to accomplish the purpose in the preceding recital, the following actions were taken prior to the date hereof:

1.                                      OCI Holding formed the General Partner pursuant to and in accordance with the Delaware Limited Liability Company Act and made an initial capital contribution in exchange for all of the membership interests in the General Partner; and

2.                                      The General Partner and OCI Holding formed OCI MLP under the terms of the Act and contributed $0 and $1,000.00 in exchange for a 2.0% general partner interest and a 98.0% limited partner interest, respectively, in OCI MLP;

WHEREAS, the Contributor holds a 10.02% limited partner interest in OCI Wyoming, L.P., a Delaware limited partnership (“OCI Wyoming”);

WHEREAS, immediately prior to the completion of the initial public offering (the “IPO”) of common units of OCI MLP representing limited partner interests in OCI MLP to occur on the date hereof, the Contributor desires to transfer its 10.02% limited partner interest in OCI Wyoming (the “Contributed Asset”) to OCI MLP; and

WHEREAS, at the completion of the IPO on the date hereof:

1.                                      In exchange for the contribution by the Contributor of the Contributed Asset in the preceding recital, OCI MLP desires to (i) make a cash payment of $[     ] million to the Contributor to be paid from the proceeds of the IPO, (ii) issue to OCI Holding, on behalf of the Contributor, the right to receive the issuance of additional Common Units (as defined in the First Amended and Restated Agreement of Limited Partnership of OCI MLP dated as of [      ], 2013 (the “Partnership Agreement”)) described in clause (a) of the definition of “Deferred Issuance and Distribution” in the Partnership Agreement and (iii) issue to OCI Chemical, on behalf of the Contributor, the right to receive the distribution(s) of cash described in clause (b) of the definition of “Deferred Issuance and Distribution” in the Partnership Agreement;

2.                                      OCI MLP desires to issue to the General Partner (i) General Partner Units (as defined in the Partnership Agreement) representing a continuation of the General Partner’s 2.0% general partner interest in OCI MLP and (ii) the Incentive Distribution Rights (as defined in the Partnership Agreement);

3.                                      OCI MLP desires to issue to OCI Holding Common Units and Subordinated Units (as defined in the Partnership Agreement); and

4.                                      OCI MLP desires to redeem the initial interests of the General Partner and OCI Holding and will refund OCI Holding’s initial contribution of $1000.00, as well as any interest or other profit that may have resulted from the investment or other use of such initial capital contribution to OCI Holding;

NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, agree as follows:

1.                                     Agreement for Contribution.  Effective immediately prior to the completion of the IPO, the Contributor hereby transfers, assigns, conveys and delivers to OCI MLP all of its rights, title and interest in, to and under, and OCI MLP accepts and takes assignment from the Contributor of, the Contributed Asset.

2.                                     Consideration. As consideration for the transfer of the Contributed Asset from the Contributor to OCI MLP, at the completion of the IPO, OCI MLP shall (i) pay to the Contributor, and the Contributor shall receive, $[     ] million, payable in immediately available funds following the closing of the IPO to an account designated by the Contributor, (ii) issue to OCI Holding, on behalf of the Contributor, and OCI Holding shall receive, the right to receive the issuance of additional Common Units described in clause (a) of the definition of “Deferred Issuance and Distribution” in the Partnership Agreement and (iii) issue to OCI Chemical, on behalf of the Contributor, and OCI Chemical shall receive, the right to receive the distribution(s) of cash described in clause (b) of the definition of “Deferred Issuance and Distribution” in the Partnership Agreement.

3.                                     Additional Transactions.  Effective at the completion of the IPO, (a) OCI MLP hereby issues to the General Partner, and the General Partner accepts, (i) [      ] General Partner Units representing a continuation of the General Partner’s 2.0% general partner interest in OCI MLP and (ii) the Incentive Distribution Rights in OCI MLP, (b) OCI MLP hereby issues to OCI Holding, and OCI Holding accepts, [      ] Common Units and [      ] Subordinated Units representing a [      ]% limited partner interest in OCI MLP, and (c) OCI MLP hereby redeems the initial interests of the General Partner and OCI Holding and refunds to OCI Holding, and OCI Holding accepts the refund of, OCI Holding’s initial contribution of $1000.00, and any interest or other profit that may have resulted from the investment or other use of such initial capital contribution to OCI Holding.

Upon the expiration of the period during which the IPO Underwriters (as defined in the Partnership Agreement) may exercise the Over-Allotment Option (as defined in the Partnership Agreement), the Partnership will issue (a) to OCI Holding a number of additional Common Units that is equal to the excess, if any, of (x) [     ] over (y) the aggregate number of Common Units, if any, actually purchased by and issued to the IPO Underwriters pursuant to each exercise of the Over-Allotment Option and (b) to the General Partner General Partner Units sufficient to maintain the General Partner’s 2.0% general partner interest in OCI MLP after giving effect to the issuance of Common Units described in clause (a).

4.                                     Further Assurances. From time to time after the date of this Agreement, without the payment of any additional consideration, each party hereto shall execute all such instruments and take all such other actions as the other party shall reasonably request in connection with carrying out and effectuating the intent and purpose hereof and all of the transactions contemplated by this Agreement.

5.                                     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

6.                                     Amendments and Waivers.  This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought.

7.                                     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

8.                                     Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

9.                                     Counterparts; Electronic Delivery. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by electronic means, such as facsimile or portable document format, shall be as effective as delivery of a manually executed counterpart of this Agreement.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

OCI WYOMING CO.

By:
Name:
Title:

OCI RESOURCE PARTNERS LLC

By:
Name:
Title:

OCI RESOURCES LP

By: OCI Resource Partners LLC,
its general partner

By:
Name:
Title:

OCI WYOMING HOLDING CO.

By:
Name:
Title:

OCI CHEMICAL CORPORATION

By:
Name:
Title: